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                                                                   EXHIBIT 10.32
[LOGO OF BANK OF AMERICA]                                 AMENDMENT TO DOCUMENTS
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                      AMENDMENT NO. 4 TO CREDIT AGREEMENT

  This Amendment No. 4 (the "Amendment") dated as of April 1, 1996, among Bank of America National Trust and Savings Association, a national banking association ("Bank") and National Golf Operating Partnership, L.P., a Delaware limited partnership ("Borrower"), and National Golf Properties, Inc., a Delaware corporation (the "REIT").

                                   RECITALS
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  A. The parties hereto entered into a certain Credit Agreement dated as of
September 29, 1993, as previously amended (the "Agreement").

  B. The parties hereto desire to further amend the Agreement.

                                   AGREEMENT
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  1. Definitions.  Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

  2. Amendments.  The Agreement is hereby amended as follows:
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     2.1  In the definition of "Availability Period" in Article 1 of the
Agreement, the date "July 1, 1996" is substituted for the date "April 1, 1996".

  3. Effect of Amendment.  Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.


Bank of America                        National Golf Operating Partnership, L.P.
National Trust and Savings Association
                                       By:    National Golf Properties, Inc.
                                              Its General Partner

X /s/ SHERYL BOND                      X  /s/ EDWARD R. SAUSE
 ---------------------------------      -----------------------------------
By: Sheryl Bond, Vice President        By:    Edward R. Sause
                                       Title: Executive Vice President
                                              and Chief Financial Officer

                                       National Golf Properties, Inc.

                                       X  /s/ EDWARD R. SAUSE
                                        -----------------------------------
                                       By:    Edward R. Sause
                                       Title: Executive Vice President
                                              and Chief Financial Officer
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